INDEX TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Exhibit 99.2

Apollo Global Management, LLC Pro Forma:
Unaudited Pro Forma Condensed Combined Consolidated Statement of Financial Condition at December 31, 2011	F-30
Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the Year Ended December 31, 2011	F-31
Notes to the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements	F-32

PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

Apollo Global Management, LLC and its subsidiaries (collectively “Apollo” or the “Company”) have entered into an Amended and Restated Purchase Agreement (the “Agreement”) with Stone Tower Debt Advisors LLC, Stone Tower Operating LP, Stone Tower Capital LLC, Stone Tower Credit Partners GP LLC, Stone Tower Structured Credit Recovery Partners GP LLC, Stone Tower Structured Credit Recovery Partners II GP LLC, Stone Tower Loan Value Recovery Fund GP LLC, Stone Tower Credit Solutions GP LLC, Stone Tower Credit Strategies GP LLC and certain other persons identified therein (collectively the “Sellers” or “Stone Tower”), dated as of April 2, 2012, to acquire the membership interests of Stone Tower for total consideration, which is further detailed in Note 2(a), of approximately $243 million (the “Acquisition”). The accompanying unaudited pro forma condensed combined consolidated financial statements have been prepared by Apollo to reflect its completed acquisition of Stone Tower.

The unaudited pro forma condensed combined consolidated statement of operations and explanatory notes of Apollo set forth below for the year ended December 31, 2011 give effect to the acquisition of Stone Tower accounted for as a business combination, as if the acquisition occurred on January 1, 2011.

The unaudited pro forma condensed combined consolidated statement of financial condition at December 31, 2011 set forth below gives effect to the acquisition of Stone Tower assuming the transaction was consummated at December 31, 2011.

The unaudited pro forma condensed combined consolidated statements of operations are provided for informational purposes only and do not purport to reflect the results of Apollo’s operations had the transaction actually been consummated on January 1, 2011. We have made, in our opinion, all adjustments that are necessary to present fairly the pro forma financial data. The pro forma combined provision for income taxes may not represent the amounts that would have resulted had Apollo and Stone Tower filed consolidated income tax returns during the periods presented.

The purchase accounting adjustments within these pro forma condensed combined consolidated financial statements are based on estimates and assumptions and therefore are subject to revision. Final balances delivered at the April 2, 2012 closing may be significantly different than the December 31, 2011 balances used solely for the purposes of developing this pro forma information. In addition, as management receives additional information its analysis of the fair value measurements of certain acquired assets and assumed liabilities could be materially different.

APOLLO GLOBAL MANAGEMENT, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED

STATEMENT OF FINANCIAL CONDITION

December 31, 2011

(dollars in thousands)

	Historical
	Apollo	Stone Tower (k)	Pro Forma Adjustments	Note 2	Combined Apollo Pro Forma

Assets:
Cash and cash equivalents	$738,679	$815	$(106,209)	(a)	$633,285
Cash and cash equivalents held at Consolidated Funds	6,052	—	—		6,052
Restricted cash	8,289	1,065	—		9,354
Investments	1,857,465	1,610	—		1,859,075
Assets of consolidated variable interest entities
Cash and cash equivalents	173,542	1,243,821	—		1,417,363
Investments, at fair value	3,301,966	8,364,842	(21,042)	(j)	11,645,766
Other assets	57,855	139,919	—		197,774
Carried interest receivable	868,582	1,214	36,204	(b)	906,000
Due from affiliates	176,740	2,115	—		178,855
Fixed assets, net	52,683	1,970	(1,970)	(b)	52,683
Deferred tax assets	576,304	—	—		576,304
Other assets	26,976	1,766	(136)	(b)	28,606
Goodwill	48,894	—	—		48,894
Intangible assets, net	81,846	65	103,070	(b)	184,981

Total Assets	$7,975,873	$9,759,202	$9,917		$17,744,992

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$33,545	$4,483	$1,561	(b)	$39,589
Accrued compensation and benefits	45,933	—	1,556	(a),(b)	47,489
Deferred revenue	232,747	—	—		232,747
Due to affiliates	578,764	—	—		578,764
Profit sharing payable	352,896	—	123,300	(a)	476,196
Debt	738,516	1,273	(1,273)	(b)	738,516
Liabilities of consolidated variable interest entities
Debt, at fair value	3,189,837	7,294,483	15,254	(j)	10,499,574
Other liabilities	122,264	293,462	166	(j)	415,892
Other liabilities	33,050	2,439	2,334	(b)	37,823

Total Liabilities	5,327,552	7,596,140	142,898		13,066,590

Shareholders’ Equity:
Class A and Class B shares	—	—	—		—
Additional paid in capital	2,939,492	—	14,001	(a),(g)	2,953,493
(Accumulated deficit) Retained earnings	(2,426,197)	31,036	(31,036)	(g)	(2,426,197)
Appropriated partners’ capital	213,594	396,224	1,437,308	(g)	2,047,126
Accumulated other comprehensive loss	(488)	—	—		(488)

Total Apollo Global Management shareholders’ equity	726,401	427,260	1,420,273		2,573,934
Non-Controlling Interests in consolidated entities	1,444,767	1,735,802	(1,553,254)	(g)	1,627,315
Non-Controlling Interests in Apollo Operating Group	477,153	—	—		477,153

Total Shareholders’ Equity	2,648,321	2,163,062	(132,981)		4,678,402

Total Liabilities and Shareholders’ Equity	$7,975,873	$9,759,202	$9,917		$17,744,992

See notes to unaudited pro forma condensed combined consolidated financial statements.

APOLLO GLOBAL MANAGEMENT, LLC

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

(dollars in thousands, except share data)

	Historical
	Apollo	Stone Tower (k)	Pro Forma Adjustments	Note 2	Combined Apollo Pro Forma

Revenues:
Advisory and transaction fees from affiliates	$81,953	$2,374	$—		$84,327
Management fees from affiliates	487,559	13,996	285	(j)	501,840
Carried interest income from affiliates	(397,880)	21,184	7,876	(d)	(368,820)

Total Revenues	171,632	37,554	8,161		217,347

Expenses:
Compensation and benefits:
Equity-based compensation	1,149,753	—	—		1,149,753
Salary, bonus and benefits	251,095	24,637	(2,185)	(c)	273,547
Profit sharing expense	(63,453)	—	—		(63,453)
Incentive fee compensation	3,383	—	—		3,383

Total Compensation and Benefits	1,340,778	24,637	(2,185)		1,363,230
Interest expense	40,850	1,475	(1,475)	(c)	40,850
Professional fees	59,277	6,023	(3,097)	(c)	62,203
General, administrative and other	75,558	11,153	(1,105)	(c)	85,606
Placement fees	3,911	3,856	—		7,767
Occupancy	35,816	1,913	—		37,729
Depreciation and amortization	26,260	907	14,658	(e)	41,825

Total Expenses	1,582,450	49,964	6,796		1,639,210

Other Income:
Net (losses) gains from investment activities	(129,827)	6,111	(6,951)	(j)	(130,667)
Net gains from investment activities of consolidated VIEs	24,201	110,697	250	(j)	135,148
Income from equity method investments	13,923	15	—		13,938
Interest income	4,731	11	80	(j)	4,822
Other income (loss), net	205,520	(301)	119	(j)	205,338

Total Other Income (loss)	118,548	116,533	(6,502)		228,579

Income (loss) before income tax provision	(1,292,270)	104,123	(5,137)		(1,193,284)
Income tax provision	(11,929)	(1,599)	(6,207)	(i)	(19,735)

Net (Loss) Income	(1,304,199)	102,524	(11,344)		(1,213,019)

Net loss (income) attributable to Non-Controlling Interests	835,373	(61,226)	(17,240)	(h)	756,907

Net (Loss) Income Attributable to Apollo Global Management (Stone Tower unaudited amounts are not adjusted for Apollo Operating Group non-controlling interest)	$(468,826)	$41,298	$(28,584)		$(456,112)

Net Loss Per Class A Share:
Net Loss Per Class A Share - Basic and Diluted	$(4.18)				$(4.07)

Weighted Average Number of Class A Shares - Basic and Diluted	116,364,110				116,364,110

See notes to unaudited pro forma condensed combined consolidated financial statements.

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

1.	BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined consolidated statement of financial condition as of December 31, 2011 illustrates the effect of the Acquisition as if it had been completed on December 31, 2011 and includes all adjustments relating to the events that are directly attributable to the Acquisition and that are factually supportable. The unaudited pro forma condensed combined consolidated statement of operations for the fiscal year ended December 31, 2011, illustrates the effect of the Acquisition as if it was completed on January 1, 2011, and includes all adjustments relating to the events that are directly attributable to the Acquisition, as long as the impact of such events are expected to continue and are factually supportable. This unaudited pro forma condensed combined consolidated financial information should be read in conjunction with:

•	The accompanying notes to the unaudited pro forma financial information;

•

The historical audited consolidated financial statements and related notes thereto and management’s discussion and analysis of financial condition and results of operations of Apollo as of and for the year ended December 31, 2011 contained in its Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission on March 9, 2012; and

•

The historical audited combined and consolidated financial statements of Stone Tower Capital LLC and Subsidiaries and Affiliates, prepared in accordance with accounting principles generally accepted in the United States of America as of December 31, 2011 and 2010 and for the years ended December 31, 2011, 2010 and 2009, which are included as Exhibit 99.1 to the Form 8-K/A to which these financials are attached.

Apollo’s estimated purchase price for Stone Tower has been allocated to the assets acquired and the liabilities assumed based upon management’s estimate of their respective fair values as of April 2, 2012 (the “Acquisition Date”). Such estimates may be subject to revision. The following additional assumptions were made in deriving Apollo’s unaudited pro forma condensed combined consolidated financial statements:

•

The intangible assets recognized for the fair value of Stone Tower’s finite-life management contracts relating to collateralized loan obligation and collateralized debt obligation vehicles, investment funds and separately managed accounts, which consist of management fees, senior and subordinated fees approximates the Company’s estimated fair value of such assets at December 31, 2011.

•

The intangible assets recognized for the fair value of Stone Tower’s right to receive carried interest income relating to collateralized loan obligation and collateralized debt obligation vehicles, investment funds and managed accounts approximates the Company’s estimated fair value of such assets at December 31, 2011.

•

The fair value of contingent obligation to make future payments to the Sellers based on the levels of carried interest income to be received approximates the Company’s estimated fair value of such obligation at December 31, 2011.

•	Apollo’s estimated combined statutory tax rate for 2011 is 41%. See Note 2(i).

Certain reclassifications and adjustments have been made to Stone Tower’s historical balances in the unaudited pro forma condensed combined consolidated financial statements to conform to Apollo’s presentation and accounting policies. These reclassifications are further detailed in Note 2(k). The most significant change is related to the recognition of carried interest in accordance with our revenue recognition policy as further explained in Note 2(d).

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

2.	PURCHASE PRICE AND PRO FORMA ADJUSTMENTS

(a)	The following is a summary of the estimated fair values of assets acquired and liabilities assumed in the Acquisition as reflected in the unaudited pro forma condensed combined consolidated statement of financial condition at December 31, 2011:

Purchase price components:
Cash consideration transferred	$105,500
Equity granted	14,001
Contingent consideration	123,300

Total consideration transferred	$242,801

Net assets acquired:

Cash	$106
Restricted cash	1,065
Investments	1,610
Assets of consolidated investment entities	9,727,540
Carried interest receivable	37,418
Due from affiliates	2,115
Other assets	1,630

Total tangible assets acquired	9,771,484

Intangible assets acquired:
Senior fee contracts	768
Subordinate fee contracts	2,423
Carried interest fees contracts	88,650
Management fee contracts	11,094
Non-Compete covenants	200

Total intangible assets acquired	103,135

Liabilities assumed:

Severance obligation	1,556
Liabilities of consolidated investment entities	7,603,365
Accounts payable	6,044
Other liabilities	4,773

Total liabilities assumed	7,615,738

Total net assets acquired	2,258,881

Bargain Purchase Gain	2,016,080	(f)

Total purchase price	$242,801

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

The purchase price consideration included the grant of 972,266 fully vested restricted share units of Apollo Global Management, LLC, which had an Acquisition Date fair value of approximately $14.0 million.

The purchase price also includes a contingent consideration obligation which requires the Company to pay additional consideration to the former owners of Stone Tower based on a specified percentage of carried interest income. The contingent consideration obligation had an Acquisition Date fair value of approximately $123.3 million.

The details of the pro forma adjustments for cash and cash equivalents are provided below:

	December 31, 2011
Cash and cash equivalents
Excluded assets	$(709	) (b)
Cash consideration transferred	(105,500)

Total Pro Forma Adjustment	$(106,209)

(b)	In accordance with the Agreement, certain assets and liabilities arising from contractual arrangements with the acquired entities were excluded from the transaction. The excluded assets and excluded liabilities are as follows:

	December 31, 2011
Excluded Assets
Cash and cash equivalents	$(709	) (a)
Other assets	(136)
Fixed assets, net	(1,970)
Intangible assets, net	(65)

Total Excluded Assets	$(2,880)

	December 31, 2011
Excluded Liabilities
Debt	$(1,273)
Other liabilities	(2,010)

Total Excluded Liabilities	$(3,283)

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

The pro forma adjustment details for carried interest receivable, fixed assets, net, other assets, intangible assets, net, accounts payable and accrued expenses, accrued compensation and benefits, debt and other liabilities are provided below:

December 31, 2011
Carried interest receivable
Carried interest receivable from unconsolidated variable interest entities	$36,204 (d)

Total Pro Forma Adjustment	$36,204

December 31, 2011
Fixed assets, net
Excluded assets	$(1,970)

Total Pro Forma Adjustment	$(1,970)

December 31, 2011
Other assets
Excluded assets	$(136)

Total Pro Forma Adjustment	$(136)

December 31, 2011
Intangible assets, net
Excluded assets	$(65)
Purchase Price Allocation	103,135 (e)

Total Pro Forma Adjustment	$103,070

December 31, 2011
Accounts payable and accrued expenses
Assumed liabilities	$1,561

Total Pro Forma Adjustment	$1,561

December 31, 2011
Accrued compensation and benefits
Assumed liabilities	$1,556

Total Pro Forma Adjustment	$1,556

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

December 31, 2011
Debt
Excluded liabilities	$(1,273)

Total Pro Forma Adjustment	$(1,273)

December 31, 2011
Other liabilities
Excluded liabilities	$(2,010)
Deferred rent	3,693
Assumed liabilities	651

Total Pro Forma Adjustment	$2,334

(c)	Reflects salary, bonus and benefits expenses, interest expense and general, administrative and other expenses that will not recur due to termination of certain contractual arrangements as part of the closing of the Acquisition.

The pro forma adjustment details for salary, bonus and other expenses that will not recur are provided below.

Year Ended December 31, 2011
Salary, bonus and benefits
Expenses that will not recur	$(24,637)
New compensation arrangements resulting from acquisition	22,452

Total Pro Forma Adjustment	$(2,185)

Year Ended December 31, 2011
Other expenses that will not recur
Interest expense	$(1,421)
General, administrative and other	(1,064)

Total	$(2,485)

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

The pro forma adjustment details for interest expense, professional fees and general, administrative and other expenses are provided below:

	Year Ended December 31, 2011
Interest expense
Expenses that will not recur	$(1,421)
Deconsolidated expenses	(54	) (j)

Total Pro Forma Adjustment	$(1,475)

	Year Ended December 31, 2011
Professional Fees
Expenses that will not recur	$(2,839)
Deconsolidated expenses	(258	) (j)

Total Pro Forma Adjustment	$(3,097)

	Year Ended December 31, 2011
General, administrative and other
Expenses that will not recur	$(1,064)
Deconsolidated expenses	(41	) (j)

Total Pro Forma Adjustment	$(1,105)

(d)	Reflects adjustments to the Stone Tower historical financial statements to conform to Apollo’s revenue recognition policy.

Carried interest income from consolidated variable interest entities of $17.0 million was recorded as an adjustment to the net income attributable to Non-Controlling Interests in the unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2011. Additionally, carried interest income from unconsolidated variable interest entities of $7.9 million was recorded as additional carried interest income in the unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2011. Carried interest receivable from unconsolidated variable interest entities of $36.2 million was recorded as additional carried interest receivable in the unaudited pro forma condensed combined consolidated statement of financial condition for the year ended December 31, 2011.

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

Pro forma adjustments to conform the recognition of carried interest income due to the methodology applied by Apollo are summarized below.

Year Ended December 31, 2011
Carried interest income from unconsolidated variable interest entities	$7,876
Carried interest income from consolidated variable interest entities (adjustment to net income attributable to Non-Controlling Interests)	16,980

Total	$24,856

(e)	Reflects amortization expenses related to the estimated intangible assets recognized in connection with the Acquisition. As of December 31, 2011, the estimated fair value of Stone Tower’s intangible assets was $103.1 million. The Company has determined to use an accelerated amortization method for its intangible assets arising from senior fee, subordinate fee and management fee contracts of Stone Tower based on the projected cash flows related to such contracts in the future years. For intangible assets arising from carried interest contracts of Stone Tower, the Company has determined to use straight-line amortization method given the uncertain timing of carried interest related cash flows. The amortization expense related to these intangible assets included in the unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2011 are as follows:

	Estimated intangible assets acquired		Estimated weighted average remaining useful lives
			(in years)
Intangible asset class
Senior fee contracts	$768		2.7
Subordinate fee contracts	2,423		2.7
Carried interest fees	88,650		2.8
Management fee contracts	11,094		2.5
Non-compete covenants	200		2.0

Total intangible assets	$103,135	(b)

Year Ended December 31, 2011
Intangible amortization expense	$15,565
Reversal of Stone Tower depreciation and amortization	(907)

Total pro forma adjustment	$14,658

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

(f)	Represents estimated one-time transaction costs of $9.1 million directly attributable to the Acquisition which have been excluded from the unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2011.

Year Ended December 31, 2011
Salary, bonus and benefits	$271
Professional fees	7,360
General, administrative and other	1,504

Total	$9,135

In addition, the purchase price allocation resulted in $2,016.1 million of bargain purchase gain which has also been excluded from the unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2011.

(g)	Reflects the adjustments to total shareholders’ equity as follows:

	Year Ended December 31, 2011
Reversal of historical retained earnings of Stone Tower	$(31,036	) (1)
Reversal of historical Appropriated Partners’ Capital in consolidated entities of Stone Tower	(396,224	) (2)
Reversal of historical Non-Controlling Interests in consolidated entities of Stone Tower	(1,735,802	) (3)
Increase in Additional paid in capital for equity granted	14,001	(a)
Apollo’s Appropriated partners’ capital related to consolidated CLOs	1,833,532	(2)
Apollo’s Non-Controlling Interest related to consolidated variable interest entities (excluding CLOs)	182,548	(3)

Total pro forma adjustments to shareholders’ equity	$(132,981)

(1)	Represents pro forma adjustments totaling $(31,036) to (Accumulated deficit) Retained earnings
(2)	Represents pro forma adjustments totaling $1,437,308 to Appropriated partners’ capital
(3)	Represents pro forma adjustments totaling $(1,553,254) to Non-Controlling Interests in consolidated entities

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

(h)	Includes allocation of pro forma net income attributable to Non-Controlling Interests in certain indirect subsidiaries of Apollo Global Management, LLC (“Apollo Operating Group”) representing their proportionate share of the pro forma historical results of Stone Tower and certain other pro forma adjustments calculated based on the ownership percentages of 67.4% for the year ended December 31, 2011. Additionally, the Non-Controlling Interests pro-forma adjustment includes the allocation of income from consolidated entities. The details of the pro forma adjustments for net income attributable to non-controlling interests are provided below.

Year Ended December 31, 2011
Net (income) loss attributable to Non-Controlling Interests in Apollo Operating Group	$(39,379)
Adjustment to net income attributable to Non-Controlling Interests	22,139

Total Pro Forma Adjustment	$(17,240)

(i)	Represents income tax impact of the pro forma historical results of Stone Tower and certain other pro forma adjustments at the statutory rate in effect during the statement of operations period.

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

(j)	Represents adjustments for the deconsolidation of certain investment entities at the Acquisition Date.

	December 31, 2011
Deconsolidated Assets
Assets of consolidated variable interest entities
Investments, at fair value	$(21,042)

Total	$(21,042)

	December 31, 2011
Deconsolidated Liabilities
Liabilities of consolidated variable interest entities
Debt, at fair value	$15,254
Other liabilities	166

Total	$15,420

	Year Ended December 31, 2011
Deconsolidated revenues, other income and expenses
Management fee revenue	$285
Interest expense	(54	) (c)
Professional fees	(258	) (c)
General, administrative and other	(41	) (c)
Interest income	80
Other income, net	119
Net losses from investment activities	(6,951)
Net gains from investment activities of consolidated variable interest entities	250

Total	$(6,570)

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

(k)	Reclassification adjustments made to Stone Tower’s historical financial statement balances to conform to Apollo’s presentation and accounting policies are provided below.

	Historical Stone Tower	Reclass		Adjusted Stone Tower
Assets:
Cash and cash equivalents	$1,005	$(190	) (1)	$815
Restricted cash	1,065	—		1,065
Investments, at fair value	40,988	(39,378	) (1),(2)	1,610
Other receivables	10,827	(10,827	) (1),(3)	—
Due from non-affiliates	3,129	(3,129	) (3)	—
Prepaid expenses	1,225	(1,225	) (3)	—
Assets of consolidated variable interest entities
Cash and cash equivalents	1,243,631	190	(1)	1,243,821
Investments, at fair value	8,323,854	40,988	(1)	8,364,842
Other assets	129,763	10,156	(1)	139,919
Carried interest receivable	—	1,214	(2)	1,214
Due from affiliates	—	2,115	(2)	2,115
Fixed assets, net	—	1,970	(2)	1,970
Other assets	3,715	(1,949	) (1),(2),(3)	1,766
Intangible assets, net	—	65	(2)	65

Total Assets	$9,759,202	$—		$9,759,202

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$4,673	$(190	) (1)	$4,483
Notes payable	1,273	(1,273	) (5)	—
Deferred rent	511	(511	) (4)	—
Debt	—	1,273	(5)	1,273
Deferred tax liabilities	321	(321	) (4)	—
Liabilities of consolidated variable interest entities
Debt, at fair value	5,119,483	2,175,000	(5)	7,294,483
Debt, at cost	2,175,000	(2,175,000	) (5)	—
Other liabilities	282,870	10,592	(1)	293,462
Other liabilities	12,009	(9,570	) (1),(4)	2,439

Total Liabilities	7,596,140	—		7,596,140

Shareholders’ Equity:
Class A and Class B shares
Additional paid in capital	—	—		—
Retained earnings (Accumulated deficit)	31,036	—		31,036
Appropriated partners’ capital	396,224	—		396,224
Accumulated other comprehensive income (loss)	—	—		—

Total AGM shareholders’ equity	427,260	—		427,260
Non-Controlling Interests in consolidated entities	1,735,802	—		1,735,802
Non-Controlling Interests in Apollo Operating Group	—	—		—

Total Shareholders’ Equity	2,163,062	—		2,163,062

Total Liabilities and Shareholders’ Equity	$9,759,202	$—		$9,759,202

(1)	To reclass Stone Tower VOE funds to consolidated investment entities
(2)	To reclass from other assets
(3)	To reclass to other assets
(4)	To reclass to other liabilities
(5)	To reclass debt

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

	Historical Stone Tower	Reclass		Adjusted Stone Tower
Revenues:
Advisory and transaction fees from affiliates	$47	$2,327	(1)	$2,374
Management fees from affiliates	13,996	—		13,996
Carried interest income from affiliates	21,184	—		21,184
Liquidation fees from affiliates	2,327	(2,327	)(1)	—

Total Revenues	37,554	—		37,554

Expenses:
Compensation and benefits:
Equity-based compensation	—	—		—
Salary, bonus and benefits	24,637	—		24,637
Profit sharing expense	—	—		—
Incentive fee compensation	—	—		—

Total Compensation and Benefits	24,637	—		24,637
Interest expense	1,475	—		1,475
Professional fees	8,270	(2,247	)(2)(3)	6,023
Travel and entertainment	5,345	(5,345	)(4)	—
General, administrative and other	2,446	8,707	(4)	11,153
Placement fees	—	3,856	(2)	3,856
Information services	3,362	(3,362	)(4)	—
Portfolio administration	1,609	(1,609	)(3)	—
Occupancy	1,913	—		1,913
Depreciation and amortization	907	—		907

Total Expenses	49,964	—		49,964

Other Income:
Net gains from investment activities	100	6,011	(5)	6,111
Net investment income from partnership investments in Master Funds	6,431	(6,431	)(5)	—
Net gains from investment activities of consolidated VIEs	110,697	—		110,697
Income from equity method investments	15	—		15
Other-than-temporary impairment charge on available-for-sale securities	(420)	420	(5)	—
Interest income	11	—		11
Other loss, net	(301)	—		(301)

Total Other Income	116,533	—		116,533
Income before income tax provision	104,123	—		104,123
Income tax provision	(1,599)	—		(1,599)

Net Income	102,524	—		102,524

Net loss attributable to appropriated members’ equity	64,745	(64,745)		—
Net income attributable to Non-Controlling Interests	(125,971)	64,745		(61,226)

Net Income Attributable to Apollo Global Management (Stone Tower unaudited amounts are not adjusted for Apollo Operating Group non-controlling interest)	$41,298	$—		$41,298

(1)	To reclass to advisory and transaction fees from affiliates
(2)	To reclass from professional fees
(3)	To reclass to professional fees
(4)	To reclass to general, administrative and other
(5)	To reclass to net (losses) gains from investment activities

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

3.	PRO FORMA NET LOSS PER CLASS A SHARE

The following table sets forth certain historical and pro forma per share financial information for the Class A shares of Apollo Global Management, LLC for the year ended December 31, 2011:

	Historical	Pro Forma
	Year Ended December 31, 2011	Year Ended December 31, 2011
Numerator:
Net loss attributable to Apollo Global Management, LLC	$(468,826)	$(456,112)
Dividends declared on Class A shares	(97,758)	(97,758)
Dividend equivalents on participating securities	(17,381)	(17,381)

Net Loss Attributable to Class A shareholders	$(583,965)	$(571,251)

Denominator:
Weighted average number of Class A shares	116,364,110	116,364,110

Net loss per Class A share: Basic and Diluted
Distributable Earnings	0.84	0.84
Undistributed loss	(5.02)	(4.91)

Net loss per Class A share	$(4.18)	$(4.07)